EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of Vision Industries Corp. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Amended Quarterly Report on Form 10-Q of Vision Industries Corp. for the three months ended March 31, 2009.

The undersigned certify that such Amended 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Amended 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Vision Industries Corp. as of March 31, 2009.

This Certification is executed as of December 4, 2009.

By:	/S/MARTIN SCHUERMANN
Martin Schuermann President and Chief Executive Officer (Principal Executive Officer)

By:	/S/ LAWRENCE WEISDORN
Lawrence Weisdorn Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Vision Industries Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.